EXHIBIT 10.30

EXECUTION COPY

     AMENDMENT NO. 1 dated as of November 20, 2003 (this “Amendment”), to the US$270,000,000 Credit Agreement dated as of February 20, 2003, as amended and restated as of February 26, 2003 (the “Credit Agreement”), among BURNS PHILP INC., a Delaware corporation (the “Borrower”), BURNS, PHILP & COMPANY LIMITED (ABN 65 000 000 359), a corporation organized under the laws of the Commonwealth of Australia (“Parent”), the Lenders (as defined therein), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

          A. The Lenders have made Loans to the Borrower pursuant to the Credit Agreement;

          B. The Borrower and the Lenders are willing, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement; and

          C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

          Accordingly, in consideration of the premises and the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 4(a) hereof), the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 is hereby amended as follows:

     (i) Alternate Base Rate. The definition of the term “Alternate Base Rate” is hereby amended by replacing the comma at the end of paragraph (a) with “and”, and deleting “and (c) 3.50%”.

     (ii) Applicable Percentage. The definition of the term “Applicable Percentage” is hereby amended to read as follows:

“Applicable Percentage” shall mean, with respect to any Eurodollar Loan, 3.25%, or with respect to any ABR Loan, 2.25%.

     (iii) LIBO Rate. The definition of the term “LIBO Rate” is hereby amended by deleting the second proviso thereto (i.e., by deleting the “LIBOR floor”) in its entirety.

     (b) Section 2.12(a) is hereby amended to read as follows:

SECTION 2.12. Optional Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) in the case of Eurodollar Loans, or at least one Business Day’s prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) in the case of ABR Loans, to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that (i) each partial prepayment shall be in respect of a principal amount of the Loans that is an integral multiple of US$1,000,000 and not less than US$5,000,000 and (ii) in respect of each optional prepayment of the Loans made on or prior to the first anniversary of the Amendment Effective Date, the Borrower shall pay to the Lenders a premium at the time of such prepayment in an amount equal to 1% of the aggregate principal amount of the Loans to be prepaid.

     (c) Section 5.02(b)(ii) is hereby amended by deleting the reference therein to “45 days” and replacing it with a reference to “60 days”.

     (d) Section 5.09(a) is hereby amended by deleting clause (iii) in its entirety.

          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and Parent jointly and severally represent and warrant to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 3. Fees. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on November 18, 2003, through the Administrative Agent, an amendment fee (the “Amendment Fees ”) in an amount equal to 2% of the outstanding Loans of such Lender, as of the Amendment Effective Date. The Amendment Fees shall be payable in full, in immediately available funds, on the Amendment Effective Date. Once paid, such Amendment Fees shall not be refundable under any circumstances.

          SECTION 4. Effectiveness. (a) This Amendment shall become effective as of the date first set forth above on the date (the “Amendment Effective Date ”) occurring on or prior to November 20, 2003 that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Parent and each Lender.

          (b) Pursuant to Section 2.21 (a) of the Credit Agreement, if this Amendment is not approved by November 18, 2003 by all the Lenders but is approved by the Required Lenders (the Lenders not so approving being referred to herein as the “Non-Consenting Lenders”), then the Borrower may, upon notice to the Non-Consenting Lenders and the Administrative Agent, require the Non-Consenting Lenders to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of their respective interests, rights and obligations under the Credit Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment (any such existing Lender that accepts such an assignment being referred to herein as an “Increasing Lender”)). If any Lender shall become an Increasing Lender after consenting to this Amendment, then such consent shall be deemed to have been given in respect of all the Loans of such Lender, including the additional Loans thereof acquired as a result of the assignments referred to above.

          SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Parent or the Borrower under the Credit Agreement or any other Transaction Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Transaction Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Transaction Document for all purposes of the Credit Agreement and the other Transaction Documents.

          SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BURNS PHILP INC.,

by:
Name: Helen Golding
Title: Attorney

BURNS, PHILP & COMPANY LIMITED,

by:
Name: Helen Golding
Title: Attorney

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as Administrative Agent,

by:

Name:
Title:

by:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF NOVEMBER 20, 2003, TO THE BURNS, PHILP & COMPANY LIMITED AND BURNS PHILP INC. US$270,000,000 CREDIT AGREEMENT DATED AS OF FEBRUARY 20, 2003, AS AMENDED AND RESTATED AS OF FEBRUARY 26, 2003

NAME OF LENDER

by:

Name:
Title:

EXECUTION COPY

     AMENDMENT NO. 2 dated as of January 22, 2004 (this “Amendment”), to the US$270,000,000 Credit Agreement dated as of February 20, 2003, as amended and restated as of February 26, 2003, and as further amended as of November 20, 2003 (the “Credit Agreement”), among BURNS PHILP INC., a Delaware corporation (the “Borrower”), BURNS, PHILP & COMPANY LIMITED (ABN 65 000 000 359), a corporation organized under the laws of the Commonwealth of Australia (“Parent”), the Lenders (as defined therein), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

          A. The Lenders have made Loans to the Borrower pursuant to the Credit Agreement;

          B. The Borrower and the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement; and

          C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

          Accordingly, in consideration of the premises and the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), Section 6.01(a)(xxii)(C) of the Credit Agreement is hereby amended by inserting the phrase “(of which up to A$70,000,000 may be secured under the Securities as Priority I Debt if the financial institutions first enter into an intercreditor agreement with the Administrative Agent on terms reasonably satisfactory to the Administrative Agent)” immediately after the word “self-insurance” and immediately before the phrase “, in each of cases (A) through (C)”.

          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and Parent jointly and severally represent and warrant to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 3. Effectiveness. This Amendment shall become effective as of the date first set forth above on the date (the “Amendment Effective Date”) occurring on or prior to January 22, 2004 that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Parent and the Required Lenders.

          SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Parent or the Borrower under the Credit Agreement or any other Transaction Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Transaction Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Transaction Document for all purposes of the Credit Agreement and the other Transaction Documents.

          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BURNS PHILP INC.,

by:
Name: HELEN GOLDING
Title: OFFICER & ATTORNEY

BURNS, PHILP & COMPANY LIMITED,

by:
Name: HELEN GOLDING
Title: COMPANY SECRETARY & ATTORNEY

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, individually and as Administrative Agent,

by:

Name:
Title:

by:

Name:
Title:

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